Income Taxes	9 Months Ended
Sep. 30, 2021
Income Tax Disclosure [Abstract]
Income Taxes

 Note 8. Income Taxes

        The Company had income tax benefit of $0.7 million for the three-month period ended September 30, 2021 compared to income tax benefit of $0.3 million for the three-month period ended September 30, 2020, and income tax benefit of $6.0 million for the nine-month period ended September 30, 2021 compared to income tax benefit of $2.3 million for the nine-month period ended September 30, 2020. The Company’s effective tax rate as of September 30, 2021 was primarily impacted by our transition during the second quarter of 2021 to the new Israeli tax regime of “Preferred Technology Enterprise”, under which the Company is subject to a 12% tax rate, as well as different geographic mixes of earnings and losses and a valuation allowance on losses of the Company's US subsidiaries.